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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 5, 2000


                         PRECISE SOFTWARE SOLUTIONS LTD.
             (Exact name of registrant as specified in its charter)



         ISRAEL                                      000-30828                              NOT APPLICABLE
----------------------------                 ------------------------              ---------------------------------
(State or other jurisdiction                 (Commission File Number)              (IRS Employer Identification No.)
     of incorporation)


                                1 HASHIKMA STREET
                                   P.O. BOX 88
                              SAVYON 56518, ISRAEL
              -----------------------------------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code: 972 (3) 635-2566


             ------------------------------------------------------
          (Former name or former address, if changed since last report)

                                 --------------


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     (a) On December 5, 2000, Savant Corporation, a Maryland corporation ("Savant"), merged (the "Merger") with and into Precise Acquisition Corporation, a Maryland corporation ("Merger Sub"), and a wholly-owned subsidiary of Precise Software Solutions Ltd., a company organized under the laws of the State of Israel ("Precise").

     Pursuant to the terms of the Merger, the stockholders, vested option holders and warrant holders of Savant received an aggregate of $201,762 in cash and 512,445 ordinary shares of Precise in exchange for all of the outstanding capital stock of Savant. In addition, Precise paid $2,298,238 in cash to Savant, which Savant used to repay debt, redeem shares of its capital stock and pay expenses incurred in connection with the Merger. All outstanding warrants and options to purchase capital stock of Savant were assumed by Precise and became options to purchase ordinary shares of Precise. If revenue from Savant's products and services exceeds certain thresholds in the year ending December 31, 2001, Precise will pay additional consideration in an amount equal to four and one-half times the amount by which such revenue exceeds $7 million (up to a maximum of $13 million in revenue). The additional consideration will be payable in ordinary shares of Precise. The source of the consideration for this acquisition came from the authorized share capital of Precise and from Precise's cash on hand.

     The terms of this transaction were the result of arm's-length negotiations between management of Precise, management of Savant and the stockholders of Savant. The terms of the Merger are more fully described in the Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 27, 2000, as amended, among Precise, Merger Sub, Savant, and certain of the stockholders of Savant, which is incorporated by reference as an Exhibit to this report on Form 8-K.

     Stockholders of Savant that obtained ordinary shares of Precise in the Merger are also entitled to certain registration rights as detailed in the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of December 5, 2000, between Precise and Richard North, as agent for the various stockholders of Savant (attached as Exhibit 4.1 to this report on Form 8-K).

     (b) As a consequence of the Merger, Precise acquired all of the assets of Savant, including equipment and physical property. Savant had used these assets to create and market a suite of real-time diagnostic and proactive management solutions. Savant's Diagnostic Center product provides users with an unattended, real-time illustrated view of database and application activity as well as the ability to predict and manage performance and availability issues. Precise expects to integrate Savant's software products into its own product offerings and otherwise continue to use those assets for similar purposes.


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FACTORS THAT MAY AFFECT FUTURE OPERATING RESULTS

     This report on Form 8-K contains forward-looking statements that involve risks and uncertainties, which include those relating to the expected benefits of the acquisition of Savant Corporation and expected future financial performance. Precise's actual experience may differ materially from those discussed in the forward-looking statements. Factors that might cause such a difference include Precise's integration, further enhancement and development of Savant's products, integration and retention of key employees, continuation of Savant's support obligations to its customers, the return on Precise's investment in Savant, and Precise's ability to successfully manage the acquisition. For a more detailed description of the risk factors associated with Precise, please refer to Precise's most recent Registration Statement on Form F-1 (Registration No. 333-48878) on file with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The financial statements of Savant Corporation are included as Exhibit 99.1 to this report and are incorporated herein by reference.

(b) PRO FORMA FINANCIAL INFORMATION. The pro forma financial information of Precise Software Solutions Ltd. and Savant Corporation is included as
     Exhibit 99.2 to this report and is incorporated herein by reference.

(c)  EXHIBITS.

      Exhibit No.        Description
      -----------        -----------

         2.1(1)          Agreement and Plan of Merger, dated as of October 27, 2000, by and among Precise Software Solutions Ltd., Precise
                         Acquisition Corporation, Savant Corporation and certain
                         stockholders of Savant Corporation that are signatories
                         thereto.
         2.2(1)          Amendment to Agreement and Plan of Merger, dated as of
                         November 13, 2000, by and among Precise Software Solutions
                         Ltd., Precise Acquisition Corporation, Savant Corporation
                         and certain stockholders of Savant Corporation that are
                         signatories thereto.
         4.1             Registration Rights Agreement, dated as of December 5,
                         2000, between Precise Software Solutions Ltd. and Richard
                         North as agent for the stockholders of Savant Corporation.
        23.1             Consent of Ernst & Young LLP
        99.1             Financial Statements of Savant Corporation.
        99.2             Pro-Forma Financial Statements of Precise Software
                         Solutions Ltd. and Savant Corporation.

(1) Incorporated by reference to the Exhibits to the Registrant's Registration Statement on Form F-1 (File No. 333-48878).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRECISE SOFTWARE SOLUTIONS LTD.


Date:  December 19, 2000                By: /s/ Shimon Alon
                                            ------------------------------------


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                                  EXHIBIT INDEX


      Exhibit No.        Description
      -----------        -----------

         2.1(1)          Agreement and Plan of Merger, dated as of October 27, 2000, by and among Precise Software Solutions Ltd., Precise
                         Acquisition Corporation, Savant Corporation and certain
                         stockholders of Savant Corporation that are signatories
                         thereto.
         2.2(1)          Amendment to Agreement and Plan of Merger, dated as of
                         November 13, 2000, by and among Precise Software Solutions
                         Ltd., Precise Acquisition Corporation, Savant Corporation
                         and certain stockholders of Savant Corporation that are
                         signatories thereto.
         4.1             Registration Rights Agreement, dated as of December 5,
                         2000, between Precise Software Solutions Ltd. and Richard
                         North as agent for the stockholders of Savant Corporation.
        23.1             Consent of Ernst & Young LLP
        99.1             Financial Statements of Savant Corporation.
        99.2             Pro-Forma Financial Statements of Precise Software
                         Solutions Ltd. and Savant Corporation.

(1) Incorporated by reference to the Exhibits to the Registrant's Registration Statement on Form F-1 (File No. 333-48878).


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